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                                                                   EXHIBIT 4.6


                              FORM OF COMMON STOCK CERTIFICATE



         NUMBER                                                                                                        SHARES
         BF


                                                 (BAKERS FOOTWEAR GROUP, INC. LOGO)

                                                    BAKERS FOOTWEAR GROUP, INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI                       SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                            COMMON STOCK                                    CUSIP   057465  10  6

THIS CERTIFIES THAT:






IS THE OWNER OF



                   FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF

                                                    BAKERS FOOTWEAR GROUP, INC.


transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned.
This certificate and the shares represented hereby are subject to the laws of the State of Missouri, and to the Articles of
Incorporation and Bylaws of the Corporation as now or hereafter amended. This certificate is not valid until countersigned by the
Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                      COUNTERSIGNED:
DATED:                                                                               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                                                                JERSEY CITY, NJ
                                                                                                   TRANSFER AGENT AND REGISTRAR

                                         (BAKERS FOOTWEAR GROUP, INC. SEAL 2001)

                                                                      BY:
                                                                                                             AUTHORIZED OFFICER

                /s/ LAWRENCE L SPANLEY JR.                                            /s/ PETER A. EDISON
        VICE PRESIDENT FINANCE-SECRETARY/TREASURER                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- _____________ Custodian _____________
         TEN ENT -- as tenants by the entireties                                   (Cust)                  (Minor)
         JT TEN  -- as joint tenants with right of                                   under Uniform Gifts to Minors
                    survivorship and not as tenants
                    in common                                                                    Act _____________
                                                                                                           (State)


    Additional abbreviations may also be used though not in the above list.


    For Value Received, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________



                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.













THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
________________________________________________________________________________

STOCK MARKET INFORMATION                        COLUMBIA FINANCIAL PRINTING CO.,
www.stockinformation.com                        P.O. BOX 219, BETHPAGE, NY 11714